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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 19, 2002

                          SATCON TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-11512                                           04-2857552
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


          161 First Street
      Cambridge, Massachusetts                                       02142-1228
----------------------------------------                            ------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (617) 661-0540
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              (Registrant's telephone number, including area code)


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         This Current Report on Form 8-K is filed by SatCon Technology
Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 19, 2002, the Registrant entered into a Forbearance Agreement with Silicon Valley Bank. In addition, the Registrant reports that it has met the conditions of Section 11(i) of the Forbearance Agreement by having delivered a signed term sheet to Silicon Valley Bank. The full text of the Forbearance Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SATCON TECHNOLGY CORPORATION


Date:  December 19, 2002                By: /s/ Ralph M. Norwood
                                            ------------------------------------
                                            Ralph M. Norwood
                                            Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number            Description
-------           ----------------
10.1              Forbearance Agreement, dated December 19, 2002, by and among the Registrant, SatCon Power Systems, Inc., SatCon
                  Electronics, Inc., SatCon Applied Technology, Inc, SatCon
                  Power Systems Canada LTD. and Silicon Valley Bank


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